UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
November 9, 2004

LUCENT TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue,
Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 8.01. Other Events.

On November 9, 2004, Lucent Technologies Inc. issued the press release attached as Exhibit 99.1, announcing that the company had reached a tentative national agreement with the Communications Workers of America (CWA) and the International Brotherhood of Electrical Workers (IBEW).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LUCENT TECHNOLOGIES INC.

Date: November 11, 2004	By:	/s/ Michael C. Keefe

	Title: Name:	Michael C. Keefe Managing Corporate Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Press release issued by Lucent Technologies Inc. on November 9, 2004, announcing a tentative national agreement with the CWA and IBEW.